MANAGED ACCOUNT SERIES

U.S. Mortgage Portfolio

High Income Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

Supplement Dated November 9, 2006 to the

Prospectus dated October 2, 2006

The name and address of the custodian of each Portfolio set out on the back cover page of the Prospectus are replaced with the following:

CUSTODIAN

Brown Brothers Harriman & Co.

(with respect to the Global SmallCap Portfolio

and the Mid Cap Value Opportunities Portfolio)

40 Water Street

Boston, Massachusetts 02109

State Street Bank and Trust Company

(with respect to the U.S. Mortgage Portfolio

and the High Income Portfolio)

P.O. Box 5501

Boston, Massachusetts 02206-5501